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                                                                   Exhibit 10.10


                            STOCK PURCHASE AGREEMENT
                            ------------------------

          Stock Purchase Agreement ("Agreement"), dated as of November 25, 1997, by and between Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and FBR Asset Investment Corporation, a Virginia corporation (the "Purchaser").

     1.   Sale and Purchase of Stock.  Subject to the terms and conditions
          --------------------------
of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase a number of shares of the Company's Common Stock, par value $.01 per share (the "Common Shares"), equal to 4.4% of the aggregate number of Common Shares to be offered and sold in the Company's initial public offering (including the underwriters' over-allotment option), as set forth in the Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission ("SEC") on November 26, 1997 (the "Registration Statement"); provided, however, that the Purchaser shall not be obligated to make an
------------------
aggregate investment in excess of $10,000,000.

     2.   Consideration.
          -------------

          2.1       Purchase Price.  The purchase price per share ("Purchase
                    --------------
Price") for the Common Shares to be purchased hereby (the "Shares") shall be equal to the initial public offering price, less underwriting discounts and commissions.

          2.2       Registration Rights.  As an inducement for the Purchaser to
                    -------------------
enter into this Agreement, the Company shall, contemporaneously with the execution of this Agreement, enter into a Registration Rights Agreement granting the Purchaser certain registration rights with respect to the Shares (the "Registration Rights Agreement").

     3.   Closing.
          -------

          3.1.      Closing Date.  The sale and purchase of the Shares (the
                    ------------
"Closing") shall occur at the time and place of the closing of the initial public offering ("the IPO") of the Company pursuant to the Registration Statement.

          3.2.      Transactions at Closing.  At the Closing, the Company will
                    -----------------------
deliver to the Purchaser, at such place as the Purchaser shall designate prior to the Closing, a share certificate or certificates evidencing the Shares, duly executed and registered in the name of the Purchaser, against the receipt from the Purchaser of the Purchase Price in federal funds.

     4.   Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants that:

          4.1.      Organization and Standing.  The Company is a real estate
                    -------------------------
investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland.
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          4.2.      Authorization.  The Company has the corporate power and
                    -------------
authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares have been duly authorized by the Board of Directors of the Company. No further approval or authorization of the Board of Directors or the shareholders of the Company will be required for the issuance and sale of the Shares as contemplated herein. This Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by the Company, and each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.3.      Legality of the Common Stock.   Upon receipt by the Company
                    ----------------------------
of the Purchase Price, the Shares will be duly authorized, validly issued, fully paid and nonassessable.

          4.4.      No Violation.  Neither the Company's execution and delivery
                    ------------
of this Agreement or the Registration Rights Agreement nor the consummation by the Company of the transactions contemplated hereby or thereby will violate the Company's Declaration of Trust or Bylaws or breach a material agreement to which the Company or any subsidiary of the Company is a party or by which its or any of its subsidiaries' assets are bound, or cause any such violation or breach, or accelerate or allow any person to accelerate, terminate, modify or cancel any material rights under any such agreement, or will result in the creation of any material lien on the assets or properties of the Company or any of its subsidiaries. Such execution, delivery and consummation will not violate or breach or constitute a default under any law, judgment, order, or decree to which the Company or any of its subsidiaries is subject or by which the properties or assets of the Company or any of its subsidiaries are bound.

          4.5.      Consents and Approvals.  No consent, authorization, order,
                    ----------------------
license, permit, or approval of, or filing with, any governmental authority or person is required in connection with the Company's execution, delivery and performance of this Agreement or the Registration Rights Agreement, except (i) such as must be made or obtained by the Purchaser, and (ii) such as shall have been made or obtained by the Company prior to the Closing.

          4.6.      Registration Statement.  As of the date hereof the draft of
                    ----------------------
the Registration Statement did not, and as of the Closing the Registration Statement as amended will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.7.      Litigation, etc.  There is no action, proceeding or
                    ---------------
investigation pending or, to the best of the Company's knowledge, threatened (or any basis therefor known to the Company), that questions the validity of this Agreement, the Registration Rights Agreement, the Shares to be issued pursuant to this Agreement or which could have a material adverse effect on the

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financial condition, results of operations, business or properties of the
Company and its subsidiaries, taken as a whole.

     5.   Representations and Warranties of the Purchaser.  The Purchaser
          -----------------------------------------------
represents and warrants that:

          5.1.      Organization and Standing.  The Purchaser is a corporation
                    -------------------------
duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia.

          5.2.      Authorization.  The Purchaser has the corporate power and
                    -------------
authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the purchase of the Shares hereunder have been duly authorized by the Purchaser. No further approval or authorization of the Board of Directors or the shareholders of the Purchaser will be required for the Purchaser's purchase of the Shares pursuant to the terms of this Agreement or the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by the Purchaser, and each constitutes a legal, valid and binding obligation of the Purchaser enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.3.      No Violation.  Neither the Purchaser's execution and
                    ------------
delivery of this Agreement or the Registration Rights Agreement nor the consummation by it of the transactions contemplated hereby or thereby will violate the Articles of Incorporation or Bylaws of the Purchaser or breach a material agreement to which it is a party or by which its assets are bound, or cause any such violation or breach, or accelerate or allow any person to accelerate, terminate, modify or cancel any material rights under any such agreement, or will result in the creation of any material lien on the assets or properties of the Purchaser. Such execution, delivery and consummation will not violate or breach or constitute a default under any material law, judgment, order, or decree to which the Purchaser is subject or by which the Purchaser or its subsidiaries' properties or assets are bound.

          5.4.      Consents and Approvals.  No consent, authorization, order,
                    ----------------------
license, permit, or approval of, or filing with, any governmental authority or any person is required in connection with the Purchaser's execution, delivery and performance of this Agreement or the Registration Rights Agreement except
(i) such as must be made or obtained by the Company, and (ii) such as shall have been made or obtained by the Purchaser prior to the Closing.

          5.5.      Litigation, etc.  There is no action, proceeding or
                    ---------------
investigation pending or, to the best of the Purchaser's knowledge, threatened (or any basis therefor known to the

Purchaser), that questions the validity of this Agreement or the Registration Rights Agreement, or any action contemplated, taken or to be taken pursuant hereto or thereto.

          5.6.      Investment Representations of the Purchaser.  The Purchaser
                    -------------------------------------------
represents and warrants to and agrees with the Company as follows:

                    (a) The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, and it has no obligation, indebtedness or commitment providing for the disposition thereof.

                    (b) The Purchaser acknowledges that it has been advised and is aware that (i) the Company is relying upon one or more exemptions under the Securities Act, and applicable state securities laws in connection with the offer, sale and issuance of the Shares and (ii) the Shares in the hands of the Purchaser will be restricted securities within the meaning of Rule 144 promulgated by the SEC pursuant to the Securities Act, and unless and until registered under the Securities Act, may be subject to limitations on resale (including, among others, limitations on the amount of securities that can be resold and the timing and manner of resale) set forth in Rule 144 or in administrative interpretations of the Securities Act by the SEC or in other rules and regulations promulgated thereunder by the SEC, in effect at the time of the proposed sale or other disposition of such securities.

                    (c) The Purchaser has received a draft of the Registration Statement and has independently examined and investigated the Company in connection with the decision to purchase the Common Stock. The Purchaser or its representatives have made inquiries deemed by them to be satisfactory concerning the Company, its business, its officers and its personnel and have had access to its books and records. In making this investment, the Purchaser has relied solely upon information made available to them by the Company, and not upon information supplied by any other person. The Purchaser and its officers, directors and other representatives have substantial knowledge and experience in financial and business matters such that the Purchaser and its representatives are capable of evaluating the merits and risks of investment in the Company, and the Purchaser is able to bear the economic risks of its investment in the Company.

          5.7.      Transfer Restrictions; Legends.  In addition to the legends
                    ------------------------------
required by the Company's Declaration of Trust, each certificate or instrument representing the Shares shall bear a legend in substantially the following form:

                    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD,

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

                    EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THOSE LAWS.

          Such legend shall be removed by the Company upon delivery to it of an opinion of counsel satisfactory to the Company and its counsel that a registration statement under the Securities Act is at the time effective with respect to the transfer of the legended security or that such security can be transferred without such registration statement being in effect and without the requirements of a legend on the certificate in the hands of the transferee.

     6.   Conditions to Closing.
          ---------------------

          6.1.      Conditions of Purchaser's Obligations.  The Purchaser's
                    -------------------------------------
obligation to purchase the Shares is subject to the fulfillment, before or at the Closing, of all of the following conditions:

                    (a)  Representations and Warranties Correct.  The
                         --------------------------------------
          representations and warranties of the Company made or contained herein in connection with the transactions contemplated hereby shall be correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

                    (b)  Performance.  The Company shall have performed and
                         -----------
          complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

                    (c) IPO.  The IPO shall be consummated simultaneously with
                        ---
          the Closing.

                    (d) Opinion of Counsel.  The Purchaser shall have received
                        ------------------
          an opinion dated the Closing Date, reasonably satisfactory in form and substance, from Wilmer, Cutler & Pickering, counsel for the Company, to the effect that:

                          (i) the Company has been duly organized and is validly existing as a real estate investment trust under the laws of the State of Maryland;

                          (ii) all of the issued shares of capital stock of the Company have been validly issued and are fully paid and nonassessable as of the Closing Date, and were not issued in violation of or subject to any statutory preemptive rights or, to counsel's knowledge, other preemptive rights or other rights to subscribe for or purchase securities;

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

                          (iii) the Shares have been duly authorized by all
                    necessary corporate action and when issued, paid for and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable;

                          (iv) the execution and delivery of this Agreement and the Registration Rights Agreement have been duly and validly authorized by all necessary corporate action of the Company, this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and each Agreement is the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms; and

                          (v) registration of the Shares under the Securities Act is not required.

                    (e) Opinions Delivered to Underwriter.  The Purchaser shall
                        ---------------------------------
          have received an opinion, dated the Closing Date, from Wilmer, Cutler & Pickering, counsel to the Company, in the same form as any opinions delivered to the underwriter as a condition to the closing of the IPO.

                    (f) Certificates Delivered to Underwriter.  The Purchaser
                        -------------------------------------
          shall have received certificates, dated the Closing Date, from the Company, in the same form as any certificates delivered to the underwriter as a condition to the closing of the IPO.

          6.2.      Conditions of Company's Obligations.  The Company's
                    -----------------------------------
obligation to issue the Shares to the Purchaser at Closing is subject to the fulfillment, before or at the Closing, of all of the following conditions:

                    (a) Representations and Warranties Correct.  The
                        --------------------------------------
          representations and warranties of the Purchaser made or contained herein in connection with the transactions contemplated hereby shall be correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

                    (b) Performance.  The Purchaser shall have performed and
                        -----------
          complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

                    (c) IPO.  The IPO shall be consummated simultaneously with
                        ---
          the Closing.

     7.   Miscellaneous.
          -------------

          7.1.      Governing Law.  This Agreement shall be construed and
                    -------------
enforced in accordance with the laws of the Commonwealth of Virginia without regard to its conflict of laws principles or rules.

          7.2.      Successors and Assignees.  All of the terms of this
                    ------------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assignees of the parties hereto.

          7.3.      Entire Agreement.  This Agreement and the Registration
                    ----------------
Rights Agreement embody the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

          7.4.      Headings of the Agreement.  The headings in this Agreement
                    -------------------------
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          7.5.      Counterparts of the Agreement.  This Agreement may be
                    -----------------------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.6.      Severability of the Agreement.  In case any provision of
                    -----------------------------
this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.7.      Termination.  This Agreement shall terminate and be of no
                    -----------
further force and effect if the Closing shall not have occurred on or prior to June 30, 1998.

          7.8       Expenses.  Each party shall bear its own expenses in
                    --------
connection with this Agreement, whether or not the transactions contemplated hereunder are consummated.

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

          IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed and delivered as of the day and year first written above.


THE COMPANY:                  CAPITAL AUTOMOTIVE REIT



                              By:
                                  -----------------------------
                              Name:  Thomas D. Eckert
                              Title: President and Chief Executive Officer



THE PURCHASER:                FBR ASSET INVESTMENT
                                CORPORATION



                              By:
                                  -----------------------------
                              Name:  William R. Swanson
                              Title: Chief Operating Officer